Liquidity	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
Liquidity

NOTE 4—LIQUIDITY

The Company had a working capital deficit of $(32,834,000) and $(25,013,000) as of December 31, 2012 and 2011, respectively. In order to meet its current working capital requirements, the Company will rely on its existing cash flows from operations along with available borrowings from its revolving line of credit (see Note 5) and proceeds from the 2GIG Sale (as defined in Note 19). Although the Company does not intend to sell contracts, it could do so to generate liquidity. The Company believes that these sources of funds are sufficient to sustain its operations through December 31, 2013. While the Company is making its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be sufficient to sustain operations.